UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

Regal Rexnord Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511-6254

(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 7.01.    Regulation FD Disclosure.

In connection with a private financing transaction announced on January 5, 2023, Regal Rexnord Corporation (the “Company”) anticipates disclosing to prospective investors certain information that has not been previously publicly reported. This information is set forth below and in the attached Exhibit 99.1 and Exhibit 99.2, which are incorporated herein by reference into this Item 7.01.

As previously announced, on October 26, 2022, the Company entered into a definitive merger agreement (the “Merger Agreement”) with Altra Industrial Motion Corp., a Delaware corporation (“Altra”), and Aspen Sub, Inc., the Company’s wholly owned subsidiary (“Aspen Sub”), to acquire all of Altra’s issued and outstanding shares of common stock. Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Aspen Sub will merge with and into Altra, with Altra surviving the transaction as the Company’s wholly owned subsidiary (the “Merger”). The Company expects that, within four years after the closing of the Merger, it will be able to realize approximately $160.0 million in cost synergies, with expected one-time estimated costs to achieve synergies of approximately $104.0 million.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information furnished under Item 7.01 in this Form 8-K and in the attached Exhibit 99.1 and Exhibit 99.2, which are incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such filing. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 8.01.    Other Events.

On January 5, 2023, the Company announced that it plans to offer, subject to market and customary conditions, senior unsecured notes in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and persons outside the United States in accordance with Regulation S under the Securities Act. A copy of the press release announcing the launch of the offering is attached hereto as Exhibit 99.3 and is incorporated herein by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

(a)    Not Applicable

(b)    Not Applicable

(c)    Not Applicable

(d)    Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements.
99.2	Summary Unaudited Pro Forma Condensed Combined Financial Information.
99.3	Press Release issued by Regal Rexnord Corporation on January 5, 2023.
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: January 5, 2023	By:	/s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary